Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity
Stockholders' Equity

22.    Stockholders' Equity

        As of December 31, 2011 and 2010, the shares issued were 109,563,799 and 108,611,555, respectively, and the shares outstanding (which excludes the Treasury stock held by the Company as discussed below) were 109,563,799 and 108,610,921, respectively.

        During 2011, the Company issued 952,878 new shares, of which 952,244 were newly issued shares and 634 were treasury shares, to the employees of the Manager, the directors of the Company and the Company's employees (refer to Note 21, Stock Based Compensation).

        On August 6, 2010, the Company entered into agreements with several investors, including its largest stockholder, to sell to them 54,054,055 shares of its Common Stock for an aggregate purchase price of $200.0 million in cash. The shares were issued at $3.70 per share on August 12, 2010. The Company recorded $0.5 million in its Share Capital and $199.5 million in its Additional paid in capital.

        On September 18, 2009, the Company's Articles of Incorporation were amended. Under the Articles Amendment, the Company's authorized capital stock consists of 750,000,000 shares of common stock with a par value of $0.01 and 100,000,000 shares of preferred stock with a par value of $0.01.

        On October 24, 2008, the Company's Board of Directors approved a share repurchase program for the repurchase, from time to time, of up to 1,000,000 shares of the Company's common stock (par value $0.01). As at December 31, 2008, the Company had re-acquired 15,000 shares for an aggregate purchase price of $88,156, which has been reported as Treasury stock in the consolidated Balance Sheet. During 2009, the Company distributed 8,358 shares of its treasury stock to directors of the Company and the employees of the Manager in settlement of shares granted. As at March 4, 2010, the Company had re-acquired 12,000 shares for an aggregate purchase price of $49,882. During 2010, the Company distributed 18,008 shares of its treasury stock to directors of the Company and the employees of the Manager in settlement of shares granted (refer to Note 21, Stock Based Compensation). During 2011, the Company distributed 634 shares of its treasury stock to the Directors of the Company in settlement of shares granted (refer to Note 21, Stock Based Compensation). As of December 31, 2011, 2010 and 2009, the Company held nil, 634 and 6,642 shares, respectively, which were recorded as Treasury stock in the consolidated Balance Sheet.

        During 2011 and 2010, the Company did not declare any dividends. In addition, under the terms of the Bank Agreement (Refer to Note 13, Long-term Debt) the Company is not permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend, in breach of any covenant.

        The Company issued 15.0 million warrants, for no additional consideration, to its existing lenders participating in the Bank Agreement covering the Company's existing credit facilities and certain new credit facilities, entitling such lenders to purchase, solely on a cash-less exercise basis, additional shares of its common stock, at an exercise price of $7.00 per share. The Company has also agreed to register the warrants and underlying common stock for resale under the Securities Act, and registered 8,044,176 warrants and underlying shares in 2011. Refer to Note 6, "Deferred charges, net"